UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

ChoiceOne Financial Services, Inc.
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-19202 (Commission File Number)	38-2659066 (IRS Employer Identification No.)

109 E. Division Street Sparta, Michigan (Address of Principal Executive Offices)	49345 (Zip Code)

Registrant's telephone number, including area code: (616) 887-7366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 27, 2017, ChoiceOne Financial Services, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K, which is here incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

Item 8.01	Other Events.

On April 27, 2017, ChoiceOne Financial Services, Inc. issued the press release attached as Exhibit 99.2 to this Form 8-K, which is here incorporated by reference. This press release reports that the ChoiceOne Financial Services, Inc. Board of Directors has declared a stock dividend of 5% on each share of common stock of the corporation payable to each shareholder of record as of the close of business on May 10, 2017, to be paid on May 31, 2017. This Report and the Exhibit are furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated April 27, 2017. This Exhibit is furnished to, and not filed with, the Commission.

		99.2	Press Release dated April 27, 2017. This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 27, 2017	CHOICEONE FINANCIAL SERVICES, INC. (Registrant)

		By:	/s/ Thomas L. Lampen
Thomas L. Lampen Its Treasurer

EXHIBIT INDEX

Exhibit Number	Document

99.1	ChoiceOne Financial Services, Inc. Press Release dated April 27, 2017. This Exhibit is furnished to, and not filed with, the Commission.
99.2	ChoiceOne Financial Services, Inc. Press Release dated April 27, 2017. This Exhibit is furnished to, and not filed with, the Commission.